Exhibit 99.1

FOR IMMEDIATE RELEASE

Centene and WellCare to Combine to Create a Premier Healthcare Enterprise

Focused on Government-Sponsored Healthcare Programs

Transaction Valued at $17.3 Billion

Combined Company to Have Approximately 22 Million Members Across All 50 States

Increased Scale and Leading Medicare Platform Enhances Growth

Transaction Projected to Be Mid-Single Digit Accretive to Adjusted EPS in Year Two

Companies to Host Conference Call at 8:00 AM ET

ST. LOUIS and TAMPA, Fla., March 27, 2019 – Centene Corporation (NYSE: CNC) (“Centene”) and WellCare Health Plans, Inc. (NYSE: WCG) (“WellCare”) today announced that Centene will acquire WellCare in a cash and stock transaction for $305.39 per share based on Centene’s closing stock price on March 26, 2019 for a total enterprise value of $17.3 billion pursuant to the terms of a definitive merger agreement. The transaction, which has been unanimously approved by the Boards of both companies, will create a premier healthcare enterprise focused on government-sponsored healthcare programs and a leader in Medicaid, Medicare and the Health Insurance Marketplace.

Centene and WellCare are two high-performing companies with decades of experience serving a broad range of states and large government programs. Together, the combined company will have meaningful product diversification and the opportunity to better serve members, help them achieve better health outcomes and drive growth. WellCare brings to Centene a high-quality Medicare platform and further extends Centene’s robust Medicaid offerings. The combination will enable the combined company to provide access to more comprehensive and differentiated solutions across more markets with a continued focus on affordable, high-quality, culturally-sensitive healthcare services. The enterprise would have approximately 22 million members across all 50 states in the U.S. The enterprise would also be expected to have estimated pro forma 2019 revenues of approximately $97 billion and $5 billion in EBITDA, based on the most recent 2019 outlooks publicly reported by both companies.

“This transformational combination creates a leading healthcare enterprise that is committed to helping people live healthier lives through a localized approach and provides access to high-quality healthcare through a wide range of affordable health solutions,” said Michael F. Neidorff, Centene’s Chairman and Chief Executive Officer. “With the addition of WellCare, we expect to bolster and diversify our product offerings, increase our scale and have access to new markets, which will in turn, enable us to continue investing in technology and better serve members with innovative programs designed to meet their needs. Centene has grown significantly by adding capabilities that have increased revenues and enabled margin expansion. The addition of WellCare is the next logical step in our growth strategy and to drive value for our collective shareholders. We have long admired the WellCare organization and together look forward to building on our mission of transforming the health of our communities, one person at a time.”

“We are enthusiastic about the opportunity to create a high-performing combined business focused on government-sponsored managed care that will bring benefits to all of our stakeholders,” said Ken Burdick, WellCare’s Chief Executive Officer. “By combining with Centene, we will create a more competitive, diversified company that is better able to deliver fully integrated, high-quality, cost-effective services for our members and government partners. Both companies share a deep history and focus on the government-sponsored healthcare market and, together, our expertise will allow us to deliver enhanced value for our shareholders, opportunities for our associates and better outcomes for our members.”

“I could not be more excited to have the next chapter of WellCare’s successful journey be as part of the Centene organization,” said Christian Michalik, Chairman of the WellCare Board of Directors. “This transaction is a testament to the mission-driven company the WellCare team has built, and their unrelenting focus on putting members first. As part of the combined company, our shareholders can look forward to a continued bright future as Centene increases its scale and delivers diversified services to meet the needs of the communities both companies serve.”

Strategic and Financial Benefits of the Transaction

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Delivering Significant Benefits to Members and Government Partners Through Increased Scale and Diversified Services. The combined company would be the leader in government-sponsored healthcare with increased scale and diversification both geographically and in its managed care service offerings, and enhance access to high-quality services for members. It will offer affordable and high-quality products to its more than 12 million Medicaid and approximately 5 million Medicare members (including Medicare Prescription Drug Plan), as well as individuals served in the Health Insurance Marketplace and the TRICARE program. The combined company will operate 31 NCQA accredited health plans across the country and will have increased exposure to government-sponsored healthcare solutions through WellCare’s Medicare Advantage and Medicare Prescription Drug Plans. It will also benefit from leveraging Centene’s growing position in the Health Insurance Marketplace to new markets. The transaction creates a company with the size and scale to better serve members through enhanced healthcare programs, expanded capabilities and increased investment in technology.

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Sharing a Commitment to Local Communities. Centene and WellCare share strong commitments to the communities in which their employees and members live and work. The combined company will enhance its already robust efforts to address the social determinants of health such as food insecurity, housing instability, homelessness, unemployment, lack of access to transportation and other non-medical barriers to health.

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Expanding National Footprint. With the addition of WellCare’s markets, and its healthcare plans in Hawaii, Kentucky, and New Jersey, and enhanced presence in Michigan, the combined company will operate nationally, while maintaining a local approach. The combination will also create new opportunities for Centene to provide health solutions and innovative programs across a wider footprint for the benefit of all stakeholders.

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Delivering Shareholder Value and Earnings Accretion. The transaction is expected to generate adjusted diluted earnings per share accretion of approximately mid-single digits in year two following closing, with long-term growth opportunities and cost reduction across markets and products. The transaction is expected to be slightly dilutive to adjusted earnings per share in year one.

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Achieving Cost Synergies. The combination is expected to generate approximately $500 million of annual net cost synergies by year two, driven primarily by the ability to capitalize on economies of scale in pharmacy and other medical cost management, leveraging WellCare’s Medicare capabilities across markets, optimizing capabilities in IT systems and process management, as well as increased efficiencies in G&A. These synergies would be in addition to the previously communicated efforts of Centene Forward.

Transaction Terms and Financing

Under the terms of the merger agreement, WellCare shareholders will receive a fixed exchange ratio of 3.38 shares of Centene common stock and $120 in cash for each share of WellCare common stock. Based on Centene’s closing stock price on March 26, 2019, the implied cash and stock consideration to be received by WellCare shareholders is $305.39 per share. The cash and stock consideration represents an approximately 21.0% premium to WellCare shareholders based on the 30-day volume weighted average closing stock price (“VWAP”) of WellCare prior to signing and an approximately 32.1% premium based on the closing stock price of WellCare on March 26, 2019.

Upon completion of the transaction, Centene shareholders will own approximately 71% of the combined entity, with WellCare shareholders owning approximately 29%.

The transaction is not contingent upon financing. Centene intends to primarily fund the cash portion of the acquisition through debt financing, with Barclays providing an $8.35 billion financing commitment. Upon closing, Centene expects its debt-to-capital ratio to be approximately 40%, and intends to use its strong earnings and cash flows to achieve its targeted debt-to-capital ratio in the mid-to-upper 30% range within 12 to 18 months post close.

The transaction is subject to approval by Centene and WellCare shareholders. The transaction is also conditioned on clearance under the Hart-Scott Rodino Act, receipt of required state regulatory approvals and other customary closing conditions. Centene and WellCare expect to complete the transaction in the first half of 2020.

Organization and Management

The board of the combined company will consist of 11 members, nine of whom will be from the board of Centene and two of whom will be from the board of WellCare. After the close of the transaction, Michael Neidorff will lead the combined company as Chairman and Chief Executive Officer. Ken Burdick and Drew Asher are expected to join the Centene senior management team in new positions created as a result of the acquisition.

The combined company will be headquartered in St. Louis, the location of Centene’s headquarters, with operations throughout the country, and will continue to support substantial operations in WellCare’s home state of Florida consistent with the size of the business, as part of its commitment to a strong local approach.

Advisors

Allen & Company LLC, Barclays, Evercore and J.P. Morgan Securities LLC are serving as financial advisors to Centene and Skadden, Arps, Slate, Meagher & Flom LLP is serving as its legal counsel. Goldman Sachs is serving as financial advisor to WellCare and Kirkland & Ellis LLP is serving as its legal counsel.

Conference Call and Webcast

Centene and WellCare will host a conference call today at 8:00 A.M. ET to discuss this morning’s announcement. The conference call can be accessed by dialing (866) 610-1072 within the U.S. and (973) 935-2840 for all other locations. The confirmation code is 8479407. Participants should dial in 10 minutes prior to the scheduled start time.

A live webcast of the conference call and associated presentation materials will be available on the investor relations section of each company’s website at https://investors.centene.com and http://ir.wellcare.com as well as a joint transaction website at https://Centene-WellCare.com.

A replay of the conference call will be available approximately two hours after completion of the conference call through April 24, 2019 and can be accessed by dialing (800) 585-8367 from the U.S. or (404) 537-3406 from outside the U.S. The replay confirmation code is 8479407.

About Centene

Centene Corporation, a Fortune 100 company, is a diversified, multi-national healthcare enterprise that provides a portfolio of services to government sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Many receive benefits provided under Medicaid, including the State Children’s Health Insurance Program (CHIP), as well as Aged, Blind or Disabled (ABD), Foster Care and Long-Term Services and Supports (LTSS), in addition to other state-sponsored programs,

Medicare (including the Medicare prescription drug benefit commonly known as “Part D”), dual eligible programs and programs with the U.S. Department of Defense. Centene also provides healthcare services to groups and individuals delivered through commercial health plans. Centene operates local health plans and offers a range of health insurance solutions. It also contracts with other healthcare and commercial organizations to provide specialty services including behavioral health management, care management software, correctional healthcare services, dental benefits management, commercial programs, home-based primary care services, life and health management, vision benefits management, pharmacy benefits management, specialty pharmacy and telehealth services.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene’s investor relations website, http://www.centene.com/investors.

About WellCare Health Plans, Inc.

Headquartered in Tampa, Fla., WellCare Health Plans, Inc. (NYSE: WCG) focuses primarily on providing government-sponsored managed care services to families, children, seniors and individuals with complex medical needs primarily through Medicaid, Medicare Advantage and Medicare Prescription Drug Plans, as well as individuals in the Health Insurance Marketplace. WellCare serves approximately 5.5 million members nationwide as of December 31, 2018. For more information about WellCare, please visit the company’s website at www.wellcare.com.

Cautionary Statement on Forward-Looking Statements of Centene

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Such forward-looking statements are intended to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about the future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene Corporation’s (“Centene”) proposed acquisition of WellCare Health Plans, Inc. (“WellCare”) (the “Transaction”), Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of its experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the risk that Centene’s stockholders do not approve the issuance of shares of Centene common stock in the Transaction; (iii) the risk that WellCare’s stockholders do not adopt the merger agreement; (iv) the possibility that certain conditions to the consummation of the Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; (v) uncertainty as to the expected financial performance of the combined company following completion of the Transaction; (vi) the possibility that the expected synergies and value creation from the Transaction will not be realized, or will not be realized within the expected time period; (vii) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; (viii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (ix) the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; (x) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (xi) unexpected costs, charges or expenses resulting from the Transaction; (xii) the possibility that competing offers will be made to acquire WellCare; (xiii) the inability to retain key personnel; (xiv) disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xv) the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ii) competition; (iii) membership and revenue declines or unexpected trends; (iv) changes in healthcare practices, new technologies, and advances in medicine; (v) increased healthcare costs, (vi) changes in economic, political or market conditions; (vii) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (viii) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (ix) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (x) tax matters; (xi) disasters or major epidemics; (xii) the outcome of legal and regulatory proceedings; (xiii) changes in expected contract start dates; (xiv) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xv) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xvi) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xvii) challenges to Centene’s contract awards; (xviii) cyber-attacks or other privacy or data security incidents; (xix) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xx) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Fidelis Care Transaction; (xxi) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including, among others, the Fidelis Care Transaction; (xxiii) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxiv) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxv) the risk that, following the Fidelis Care Transaction, Centene may not be able to effectively manage its expanded operations; (xxvi) restrictions and limitations in connection with Centene’s indebtedness; (xxvii) Centene’s ability to maintain the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxviii) availability of debt and equity financing, on terms that are favorable to Centene; (xxxix) inflation; and (xxx) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to its future performance, including without limitation its ability to maintain adequate premium levels or its ability to control its future medical and selling, general and administrative costs.

Cautionary Statement on Forward-Looking Statements of WellCare

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Such forward-looking statements are intended to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about WellCare’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Transaction, investments and the adequacy of WellCare’s available cash resources.

These forward-looking statements reflect WellCare’s current views with respect to future events and are based on numerous assumptions and assessments made by WellCare in light of WellCare’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors WellCare believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause WellCare or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to WellCare on the date of this communication. Except as may be otherwise required by law, WellCare undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and WellCare’s resources or otherwise have an adverse effect on WellCare; (ii) the risk that Centene’s stockholders do not approve the issuance of shares of Centene common stock in the Transaction; (iii) the risk that WellCare’s stockholders do not adopt the merger agreement; (iv) the possibility that certain conditions to the consummation of the

Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; (v) uncertainty as to the expected financial performance of the combined company following completion of the Transaction; (vi) the possibility that the expected synergies and value creation from the Transaction will not be realized, or will not be realized within the expected time period; (vii) the exertion of management’s time and WellCare’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; (viii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (ix) the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; (x) a downgrade of the credit rating of WellCare’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (xi) unexpected costs, charges or expenses resulting from the Transaction; (xii) the possibility that competing offers will be made to acquire Centene; (xiii) the inability to retain key personnel; (xiv) disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xv) the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) WellCare’s progress on top priorities such as integrating care management, advocating for WellCare’s members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, (ii) WellCare’s ability to effectively identify, estimate and manage growth, (iii) the ability to achieve accretion to WellCare’s earnings, revenues or other benefits expected, (iv) disruption to business relationships, operating results, and business generally of WellCare, (v) potential reductions in Medicaid and Medicare revenue, (vi) WellCare’s ability to estimate and manage medical benefits expense effectively, including through its vendors, (vii) WellCare’s ability to negotiate actuarially sound rates, especially in new programs with limited experience, (viii) WellCare’s ability to improve healthcare quality and access, (ix) the appropriation and payment by state governments of Medicaid premiums receivable, (x) the outcome of any protests and litigation related to Medicaid awards, (xi) the approval of Medicaid contracts by the Centers for Medicare & Medicaid Services, (xii) any changes to the programs or contracts, (xiii) WellCare’s ability to address operational challenges related to new business and (xiv) WellCare’s ability to meet the requirements of readiness reviews.

This list of important factors is not intended to be exhaustive. WellCare discusses certain of these matters more fully, as well as certain other factors that may affect its business operations, financial condition and results of operations, in its filings with the Securities and Exchange Commission (the “SEC”), including WellCare’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, WellCare cannot give assurances with respect to its future performance, including without limitation its ability to maintain adequate premium levels or its ability to control its future medical and selling, general and administrative costs.

Important Additional Information and Where to Find It

In connection with the Transaction, Centene intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Centene’s common stock to be issued in the Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders (the “Joint Proxy Statement”). Each of Centene and WellCare will send the Joint Proxy Statement to its stockholders and may file other documents regarding the Transaction with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or Wellcare may send to their respective stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CENTENE AND WELLCARE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS

THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CENTENE, WELLCARE, THE TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants In The Solicitation

Centene, WellCare and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Centene and WellCare in connection with the Transaction.

Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 19, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 8, 2019, and on its website at www.centene.com.

Information about the directors and executive officers of WellCare is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 12, 2019, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 9, 2018, and on its website at www.ir.wellcare.com.

Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement and other materials to be filed with the SEC in connection with the Transaction when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or WellCare as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Centene Contacts

Media

Marcela Manjarrez-Hawn

Senior Vice President and Chief Communications Officer

mediainquiries@centene.com

(314) 445-0790

Investors

Edmund E. Kroll, Jr.

Senior Vice President, Finance & Investor Relations

investors@centene.com

(212) 759-0382

WellCare Contacts

Media

Kimbrel Arculeo

Vice President, Corporate Communications

Kimbrel.Arculeo@wellcare.com

(813) 206-5428

Investors

Beau Garverick

Vice President, Investor Relations

beau.garverick@wellcare.com

(813) 206-2329